Note 9 - Income tax	12 Months Ended
Dec. 31, 2023
Note 9 - Income tax
Note 9 - Income tax

9      Income tax

	Year ended December 31,
	2023	2022	2021
Current tax	(868,695)	(589,706)	(215,467)
Deferred tax	193,739	(27,530)	26,019
Tax charge	(674,956)	(617,236)	(189,448)

No current tax impacts have arisen in the current Consolidated Financial Statements as of December 31, 2023, due to the application of Pillar Two rules, as they will be applicable as from 2024 in jurisdictions relevant for the Company.

In addition, the Company has applied the exception prescribed by the amendments to IAS 12, and therefore it has not recognized any deferred tax impact from the Pillar Two application.

The Company is in the process of assessing its exposure to the Pillar Two legislation and testing its situation under the OECD transitional safe harbour rules and expects no major impacts in relation to top-up tax due to the application of one or more of the transitional safe harbour rules.

Due to the complexities in applying the legislation and calculating GloBE income, the quantitative impact of the enacted legislation is not yet reasonably estimable.

The tax on Tenaris’s income before tax differs from the theoretical amount that would arise using the tax rate in each country as follows:

	Year ended December 31,
	2023	2022	2021
Income before income tax	4,632,789	3,165,937	1,242,766
Less impairment charges (non-deductible)	-	-	57,075
Income before income tax without impairment charges	4,632,789	3,165,937	1,299,841

Tax calculated at the tax rate in each country	(1,127,428)	(705,727)	(209,765)
Effect of currency translation on tax base	(346,573)	(187,186)	(76,043)
Changes in the tax rates	1,535	(3,422)	(29,881)
Utilization of previously unrecognized tax losses	787	29,560	966
Tax revaluation, withholding tax and others	796,723	249,539	125,275
Tax charges	(674,956)	(617,236)	(189,448)

Effect of currency translation on tax base: Tenaris applies the liability method to recognize deferred income tax on temporary differences between the tax bases of assets / liabilities and their carrying amounts in the financial statements. By application of this method, Tenaris recognizes gains and losses on deferred income tax due to the effect of the change in the value on the tax bases in subsidiaries (mainly Argentina and Mexico), which have a functional currency different than their local currency. These gains and losses are required by IFRS even though the revalued / devalued tax bases of the relevant assets will not result in any deduction / obligation for tax purposes in future periods.

Changes in the tax rates: For the year 2021, includes mainly the effect of the increase in the corporate income tax rate in Argentina from 25% to 35%.

Tax revaluation, withholding tax and others: Includes a net tax income of $349.0 million, $250.4 million and $113.2 million for 2023, 2022 and 2021 respectively related to the tax revaluation regimes in Argentina and Mexico. It also includes a charge of $164.3 million, $21.0 million and $22.6 million for 2023, 2022 and 2021 respectively related to withholding taxes for intra-group international operations. Additionally, it includes $550.3 million tax income for 2023 related to the recognition deferred tax assets due to previous years’ tax losses carried forward in Luxembourg. For more information see note 22.